Exhibit 10.94

ASSIGNMENT AND ASSUMPTION AGREEMENT

HUNTLEY MEADOWS RESIDENTIAL VENTURE

This Assignment and Assumption Agreement (this “Agreement”) is made as of the 13th day of June, 2003 by and among PGLP Holdings, L.L.C., a Delaware limited liability company (“PGLP Holdings”), as a general partner with a fifty percent (50%) interest in Huntley Meadows Residential Venture, an Illinois partnership (the “Partnership”), and Prime/Huntley Meadows Residential, Inc., an Illinois corporation (“P/HMRI”), as a general partner with a fifty percent (50%) interest in the Partnership, Horizon Huntley LLC, a Delaware limited liability company (“HHL”) and Horizon Huntley Finance LLC, a Delaware limited liability company (“HHFL”).

RECITALS

WHEREAS, the Partnership has been formed pursuant to the terms of that certain Partnership Agreement (as such agreement has been amended, restated or otherwise modified as of the date hereof, the “Partnership Agreement”) dated as March 7, 1990 by and between PGLP Holdings (by assignment from Old Colony Ventures, Inc., an Illinois corporation) and P/HMRI.

WHEREAS, PGLP Holdings, P/HMRI, The Prime Group, Inc., an Illinois corporation (“PGI”), Huntley Development Company, an Illinois corporation (“HDC”), HHL, HHFL and Horizon Group Properties, Inc., a Maryland corporation (“HGPI”) have entered into that certain Partnership Interests Purchase Agreement dated as of June 13, 2003 (the “Purchase Agreement”; capitalized terms not otherwise defined herein shall have the meanings as set forth in the Purchase Agreement) pursuant to which, among other things, PGLP Holdings has agreed to sell its fifty percent (50%) partnership interest (the “Assigned PGLP Partner Interest”) to HHL and P/HMRI has agreed to sell its fifty percent (50%) partnership interest (the “Assigned P/HMRI Partner Interest”) to HHFL.

WHEREAS, PGLP Holdings and P/HMRI now desire to assign, subject to Permitted Exceptions, and HHL and HHFL now desire to assume the Assigned PGLP Partner Interest and the Assigned P/HMRI Partner Interest, and HHL and HHFL desire to accept the liabilities and obligations of being a “Partner” (as defined in the Partnership Agreement) under the Partnership Agreement and assume the liabilities and obligations of the Partnership described  or listed in certain exhibits to the Purchase Agreement.

WHEREAS, this Agreement is being executed by the parties hereto pursuant to the terms of that certain Purchase Agreement.

NOW THEREFORE, in consideration of ten dollars ($10.00), the mutual covenants and representations set forth herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

REASSIGNMENT OF INTERESTS

1.1                                 By execution hereof, PGLP Holdings hereby assigns, transfers and conveys any and all right, title and interest it holds in the Assigned PGLP Partner Interest to HHFL.  PGLP Holdings hereby withdraws from the Partnership, and directs that all allocations and distributions of profits, losses, income or capital on account of such Assigned PGLP Partner Interest are to be made to HHFL from and after the date hereof.

1.2                                 By execution hereof, P/HMRI hereby assigns, transfers and conveys any and all right, title and interest it holds in the Assigned P/HMRI Partner Interest to HHL.  P/HMRI hereby withdraws from the Partnership, and directs that all allocations and distributions of profits, losses, income or capital on account of such Assigned P/HMRI Partner Interest are to be made to HHL from and after the date hereof.

ARTICLE II

ASSUMPTION OF INTERESTS

2.1                                 By execution hereof, HHL hereby accepts the assignment, transfer and conveyance of any and all right, title and interest held by P/HMRI in the Assigned P/HMRI Partner Interest.   Furthermore, HHL hereby (i) acknowledges that such interest in the Assigned P/HMRI Partner Interest is being acquired subject to the Permitted Exceptions, (ii) acknowledges that it shall henceforth act as a Partner in the Partnership, and (iii) assumes and agrees to pay, perform and discharge when due the Permitted Exceptions and the liabilities and obligations of the Partnership described or listed in Exhibit A, Exhibit B or Exhibit E to the Purchase Agreement.

2.2                                 By execution hereof, HHFL hereby accepts the assignment, transfer and conveyance of any and all right, title and interest held by PGLP Holdings in the Assigned PGLP Partner Interest.  Furthermore, HHFL hereby (i) acknowledges that such interest in the Assigned PGLP Partner Interest is being acquired subject to the Permitted Exceptions, (ii) acknowledges that it shall henceforth act as a Partner in the Partnership, and (iii) assumes and agrees to pay, perform and discharge when due the Permitted Exceptions and the liabilities and obligations of the Partnership described or listed in Exhibit A, Exhibit B or Exhibit E to the Purchase Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF P/HMRI AND
PGLP Holdings

PGLP Holdings and P/HMRI hereby represent and warrant to HHL and HHFL as follows:

3.1                                 This Agreement constitutes the valid and binding agreement of PGLP Holdings and P/HMRI and is enforceable against PGLP Holdings and P/HMRI in accordance with its terms.

3.2                                 PGLP Holdings has the limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. P/HMRI has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  All action required to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been taken and no other proceedings on the part of PGLP Holdings and P/HMRI are necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

3.3                                 P/HMRI has not transferred, assigned, conveyed, pledged or otherwise alienated or caused to exist any encumbrance on the Assigned P/HMRI Partner Interest and is the sole holder of the Assigned P/HMRI Partner Interest and has the full corporate power and authority to assign, transfer and convey any and all of its right, title and interest in the Assigned P/HMRI Partner Interest to HHL.

3.4                                 PGLP Holdings has not transferred, assigned, conveyed, pledged or otherwise alienated or caused to exist any encumbrance on the Assigned PGLP Partner Interest and is the sole holder of the Assigned PGLP Partner Interest and has the full limited liability company power and authority to assign, transfer and convey any and all of its right, title and interest in the Assigned PGLP Partner Interest to HHFL.

3.5                                 The Assigned P/HMRI Partner Interest constitutes P/HMRI’s entire interest in the Partnership.  The Assigned PGLP Partner Interest constitutes PGLP Holdings’ entire interest in the Partnership.  There are no other partnership interests in the Partnership other than the Assigned P/HMRI Partner Interest and the Assigned PGLP Partner Interest.

3.6                                 Attached hereto as Exhibit A is a true and correct copy of the Partnership Agreement, as amended, modified or supplemented.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF
HHL AND HHFL

HHFL and HHL hereby represent and warrant to P/HMRI and PGLP Holdings as follows:

4.1                                 This Agreement constitutes the valid and binding agreement of HHFL and HHL and is enforceable against HHFL and HHL in accordance with its terms.

4.2                                 HHFL has the limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  HHL has the limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  All action required to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been taken and no other proceedings on the part of HHFL and HHL are necessary to approve and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

ARTICLE V

MISCELLANEOUS

5.1                                 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same instrument.

5.2                                 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

5.3                                 If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

5.4                                 No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein.  No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege.

5.5                                 All exhibits attached hereto are incorporated herein as though fully set forth herein.

5.6                                 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

5.7                                 Except as expressly set forth herein, the covenants, agreements, representations and warranties of P/HMRI, PGLP Holdings, HHL and HHFL set forth in this Agreement, shall survive the execution and delivery of this Agreement and shall not merge into any other document or instrument executed or delivered in connection herewith; provided, however, the representations and warranties made by P/HMRI, PGLP Holdings, HHL and HHFL in Articles III and IV above shall survive until December 31, 2004.

5.8                                 No amendment or modification of this Agreement shall be binding upon any party unless executed in writing by the parties hereto intending to be bound thereby.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HORIZON HUNTLEY LLC, a Delaware limited liability company

By:	Horizon Group Properties, L.P., its sole managing member

	By:	Horizon Group Properties, Inc., its general partner

By:
Name:
Title:

HORIZON HUNTLEY FINANCE LLC, a Delaware limited liability company

By:	Horizon Group Properties, L.P., its sole managing member

	By:	Horizon Group Properties, Inc., its general partner

By:
Name:
Title:

PRIME/HUNTLEY MEADOWS RESIDENTIAL, INC., an Illinois corporation

By:
Name:	Michael W. Reschke
Title:	President

PGLP HOLDINGS, L.L.C., a Delaware limited liability company

By:	Prime Group Limited Partnership Administrative Member

By:
Michael W. Reschke
Managing General Partner

EXHIBIT A

PARTNERSHIP AGREEMENT

(attached)